Exhibit 10.38
YOUNAN PROPERTIES, INC.
DIRECTOR STOCK PLAN
     Younan Properties, Inc. (the “Company”), a Maryland corporation, hereby adopts this Younan Properties, Inc. Director Stock Plan (the “Plan”). The Plan is established to allow non-employee directors of the Company to obtain or increase their proprietary interest in the Company through the ownership of shares of the Company’s common stock by electing to have a portion of their annual compensation otherwise payable in cash applied to the purchase of shares. This Plan is intended to constitute a plan that merely permits directors to purchase shares from the Company at fair market value under NYSE Listed Company Manual Section 303A.08 and NASDAQ Listing Rule 5635(c), and consequently is intended to be exempt from the NYSE and NASDAQ rules regarding shareholder approval of “equity compensation plans”.
ARTICLE I
DEFINITIONS
     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.
Section 1.1 — Board
     “Board” shall mean the Board of Directors of the Company.
Section 1.2 — Code
     “Code” shall mean the Internal Revenue Code of 1986, as amended.
Section 1.3 — Committee
     “Committee” shall mean the Compensation Committee of the Board (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan). The Committee shall consist solely of two or more Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule.
Section 1.4 — Common Stock
     “Common Stock” shall mean the common stock of the Company.
Section 1.5 — Company
     “Company” shall mean Younan Properties, Inc., a Maryland corporation.

Section 1.6 — Director
     “Director” shall mean a member of the Board who is not an Employee.
Section 1.7 — Director Compensation
     “Director Compensation” shall mean the amount of fixed cash compensation payable to a Director as determined by the Board from time to time for each Plan Year, including any annual retainer fee and compensation for services rendered as a member of a committee of the Board or as a chairperson of such committee.
Section 1.8 — Employee
     “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code and the regulations and revenue rulings thereunder) of the Company, the Partnership or any subsidiary or affiliate thereof.
Section 1.9 — Exchange Act
     “Exchange Act” shall mean Securities Exchange Act of 1934, as amended from time to time.
Section 1.10 — Fair Market Value
     “Fair Market Value” shall mean, as of any given date, the value of a share of Common Stock determined as follows:
     (a) if the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
     (b) if the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

     (c) if the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Committee in good faith.
Section 1.11 — IPO Date
     “IPO Date” shall mean the first date on which the Common Stock is listed upon notice of issuance on any securities exchange or designated upon notice of issuance as a national market security on an interdealer quotation system.
Section 1.12 — Partnership
     “Partnership” shall mean Younan Properties, L.P., a Maryland limited partnership.
Section 1.13 — Plan
     “Plan” shall mean this Younan Properties, Inc. Director Stock Plan, as amended from time to time.
Section 1.14 — Plan Year
     “Plan Year” shall mean a calendar year. The first Plan Year shall be in the calendar year following the calendar year in which the IPO Date occurs.
Section 1.15 — REIT
     “REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.
ARTICLE II
ISSUANCE OF SHARES
Section 2.1 — Authorization to Issue Common Stock
     (a) The Company is authorized to issue shares of Common Stock under the Plan in payment of Director Compensation otherwise payable in cash to any Director who elects to receive such shares of Common Stock in accordance with Section 2.2 below.
     (b) The shares of Common Stock issuable under the Plan may be either previously authorized but unissued shares, treasury shares (to the extent contemplated under applicable state law), reacquired shares or shares purchased in the open market.
Section 2.2 — Election to Receive Director Compensation in the Form of Common Stock
     (a) Timing of Elections. For each Plan Year, a Director may elect to apply all or a portion of the total Director Compensation otherwise payable in cash to him or her for such Plan

Year towards the acquisition of shares of Common Stock. Unless otherwise determined by the Committee, such election shall be subject to the following terms and conditions and the terms and conditions otherwise set forth in the Plan:
     (i) Subject to paragraph (ii) below, an election made with respect to Director Compensation for services performed during a given Plan Year must be made not later than the last day of the immediately preceding Plan Year.
     (ii) An individual who initially becomes a Director during a Plan Year may make such election with respect to the portion of the Director Compensation payable for services performed during the period commencing on the first day of the first full calendar quarter immediately following the date on which he or she initially becomes a Director and ending on the last day of such Plan Year. Any such election under this paragraph (ii) must be made no later than the last day of the calendar quarter that includes the date on which such individual initially becomes a Director.
     (b) Payment in Shares. Each Director who delivers a timely election to receive shares of Common Stock with respect to all or a portion of the Director Compensation payable to such Director for a Plan Year in accordance with Section 2.2(a) above shall automatically be issued, on the date(s) on which such Director Compensation would otherwise be payable in cash, a number of shares of Common Stock equal to the quotient obtained by dividing (i) the portion of the Director Compensation with respect to which such Director has made an election hereunder, by (ii) the Fair Market Value of a share of Common Stock on the date that such Director Compensation would otherwise be payable in cash; provided, that any fractional share of Common Stock shall be paid in cash.
     (c) No Carryover of Elections. Each election with respect to Director Compensation shall apply only to Director Compensation payable for services to be performed during the particular Plan Year (or portion thereof) with respect to which it is initially made and shall not carry over to any subsequent Plan Year.
Section 2.3 —Amount of Director Compensation With Respect to Which Elections May be Made
     The Committee may, in its sole discretion, from time to time establish the minimum and/or maximum amount(s) of Director Compensation with respect to which an election may be made pursuant to Section 2.2 above.
Section 2.4 — Form of Election; Revocability
     Each election under Section 2.2 shall be made by delivering to the Committee (or its designee) an election form (which may be in paper or electronic format) prescribed by the Committee from time to time. With respect to any Director Compensation not yet paid for a given Plan Year (or portion thereof), a Director may revoke an election made in accordance with Section 2.2(a) above by notifying the Committee of such revocation in writing no later than thirty (30) days prior to the next succeeding date on which any portion of such Director Compensation would otherwise be paid in cash, or such later date as the Committee may, in its sole discretion, determine. If a Director does not make a timely election pursuant to Section 2.2 to receive shares of Common Stock with respect to Director Compensation for a given Plan Year (or portion thereof), the Director shall receive the Director Compensation payable for such Plan Year (or portion thereof) in the form of cash on the date on which such Director Compensation would otherwise be payable to the Director absent any election.
Section 2.5 — Tax Withholding
     The Company shall have the authority and the right to deduct or withhold, or require the Director to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning the Director arising as a result of the Plan.
ARTICLE III
ADMINISTRATION
Section 3.1 — Duties and Powers of the Committee
     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the Board may, in its sole discretion, at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which are required to be determined in the sole discretion of the Committee under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules or regulations of any securities exchange or automated quotation system on which the Common Stock is listed, quoted or traded.
Section 3.2 — Expenses; Professional Assistance; Good Faith Actions
     All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all Directors to whom shares of Common Stock are issued and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE IV
OTHER PROVISIONS
Section 4.1 — Effective Date
     The Plan shall be effective as of the IPO Date. No election under Article II shall be effective with respect to Director Compensation payable for services performed prior to the IPO Date.
Section 4.2 — Conditions to Issuance of Shares
     (a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock, unless and until the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded, and the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Committee may require that a Director make such reasonable covenants, agreements and representations as the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements
     (b) All Common Stock certificates delivered pursuant to the Plan and all shares issued pursuant to book-entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Common Stock is listed, quoted or traded. The Committee may place legends on any Common Stock certificate or book entry to reference restrictions applicable to the Common Stock.
     (c) The Committee shall have the right to require any Director to comply with any timing or other restrictions with respect to any election and/or payment under the Plan, including a window-period limitation, as may be imposed in the sole discretion of the Committee.
     (d) No fractional shares of Common Stock shall be issued under the Plan.
     (e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee, requested by a Director and/or required by any applicable law, rule or regulation, the Company shall not deliver to any Director certificates evidencing shares of Common Stock issued in connection with any issuance and instead such shares of Common Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

Section 4.3 — REIT Status
     The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No shares of Common Stock shall be issued under the Plan:
     (a) to the extent that the issuance of such shares could cause a Director or any other person to (i) be in violation of the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit (each as defined in the Company’s Articles of Incorporation, as amended from time to time), or (ii) be in violation of any other provision of Section 6.2.1(a) of the Company’s Articles of Incorporation; or
     (b) if, in the discretion of the Committee, the issuance of such shares could impair the Company’s status as a REIT.
Section 4.4 — Compliance with Laws
     The Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including, without limitation, state, federal and foreign securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and any agreements entered into under the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
Section 4.5 — Changes in Capitalization
     In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock, the Committee shall make equitable adjustments, if any, to reflect such change with respect to the kind of shares that may be issued under the Plan.
Section 4.6 — No Rights as Stockholder
     The right to receive Common Stock under the Plan shall not entitle any person to any rights as a stockholder with respect to such Common Stock unless and until such shares of Common Stock have been issued to such Director (or recorded in such person’s name in book entry form).

Section 4.7 — Amendment, Suspension or Termination of the Plan
     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board.
Section 4.8 — Governing Law
     The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.
Section 4.9 — Titles
     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.
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     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Younan Properties, Inc. on                           , 2010.
     Executed on this            day of                     , 2010.

                                                                 Secretary